Exhibit 32.2

                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Sharmon L. Smith, Chief Financial Officer of Whole Living Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                             /s/ Sharmon L. Smith
Date: July 31, 2003         ____________________________________
                            Sharmon L. Smith
                            Chief Financial Officer